FMI MUTUAL FUNDS, INC.


                      Supplement dated September 9, 2002 to
           Statement of Additional Information dated October 31, 2001


     The following discussion supplements and modifies the discussion in the Statement of Additional Information under the captions "General Information and History", "Investment Restrictions", "Investment Considerations" and "Investment Adviser, Portfolio Managers and Administrator":

          a. On September 9, 2002, at a special meeting of shareholders (the "Special Meeting"), the shareholders of the FMI Provident Trust Strategy Fund (f/k/a FMI AAM Palm Beach Total Return Fund), a series of FMI Mutual Funds, Inc., a Wisconsin corporation (the "Company"), approved a new sub-advisory agreement with Provident Trust Company. The new sub-advisory agreement took effect immediately after the Special Meeting.

          Provident Trust Company is now the portfolio manager to the FMI Provident Trust Strategy Fund. Its address is N27 W23957 Paul Road, Suite 204, Pewaukee, Wisconsin 53072. Provident Trust Company is controlled by James Scott Harkness.

          Pursuant to the new sub-advisory agreement, Provident Trust Company makes specific portfolio investments in accordance with the FMI Provident Trust Strategy Fund's investment objectives, restrictions and policies and overall investment approach and strategies provided by the fund's investment adviser, Fiduciary Management, Inc. Provident Trust Company's activities as portfolio manger are subject to general supervision by Fiduciary Management, Inc. and the Company's Board of Directors. Although Fiduciary Management, Inc. and the Company's Board of Directors do not evaluate the investment merits of Provident Trust Company's specific securities selections, they do review the overall performance of Provident Trust Company.

          Provident Trust Company is employed, and may be terminated, by Fiduciary Management, Inc., subject to prior approval by the Company's Board of Directors. Fiduciary Management, Inc. (not the FMI Provident Trust Strategy Fund) pays Provident Trust Company's annual sub-advisory fee. Under the new sub-advisory agreement, the annual sub-advisory fee is 0.60% of the FMI Provident Trust Strategy Fund's average daily net assets (0.50% with respect to average daily net assets in excess of $30 million).

          Pursuant to the new sub-advisory agreement, Provident Trust Company is obligated to pay to Fiduciary Management, Inc. an amount equal to the product of (a) the ratio of the total fee paid to Provident Trust Company in any fiscal year (as the numerator) to the total fee paid to Fiduciary Management, Inc. in any fiscal year (as the denominator) times (b) any fee waiver or expense reimbursement that Fiduciary Management, Inc. is obligated to pay to the FMI Provident Trust Strategy Fund in any fiscal year. In any event, Fiduciary Management, Inc. remains liable to the FMI Provident Trust Strategy Fund for the full amount of any such fee waiver or expense reimbursement.

          The new sub-advisory agreement will remain in effect until September 9, 2004 and thereafter as long as its continuance is specifically approved at least annually (a) by the Company's Board of Directors and (b) by the vote of a majority of the Company's directors who

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     are not parties to the sub-advisory agreement or interested persons of
     Fiduciary Management, Inc. or Provident Trust Company, cast in person at a meeting called for the purpose of voting on such approval. The new sub-advisory agreement provides that it may be terminated by any party upon giving written notice 30 days in advance to the other parties and that it will be automatically terminated if it is assigned within the meaning of the Investment Company Act of 1940.

          The new sub-advisory agreement provides that Provident Trust Company will not be liable to FMI Provident Trust Strategy Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The new sub-advisory agreement provides that Provident Trust Company and its respective officers, directors and employees, may engage in other businesses, devote time and attention to any other business (whether of a similar or dissimilar nature), and render services to others.

          b. At the Special Meeting, the shareholders approved an amendment to the FMI Provident Trust Strategy Fund's investment advisory agreement reducing the investment adviser's fee and modifying the adviser's reimbursement obligations. The amended investment advisory agreement took effect immediately after the Special Meeting.

          Pursuant to the amended investment advisory agreement, the investment adviser, Fiduciary Management, Inc., will receive an annual investment advisory fee as follows:

     Average Daily Net Assets      Fee as Percentage of Average Daily Net Assets
     ------------------------      ---------------------------------------------
          $0-$30,000,000                               0.75%
     $30,000,001-$100,000,000                          0.65%
         Over $100,000,000                             0.60%

          Pursuant to the amended investment advisory agreement, Fiduciary Management, Inc. will reimburse the FMI Provident Trust Strategy Fund:

     o for expenses in excess of 1.2% of the fund's first $20,000,000 in average daily net assets;

     o for expenses in excess of 1.1% of the fund's next $10,000,000 in average daily net assets;

     o for expenses in excess of 1.0% of the fund's next $20,000,000 in average daily net assets;

     o for expenses in excess of 0.9% of the fund's next $50,000,000 in average daily net assets; and

     o for expenses in excess of 0.8% of the fund's average daily net assets in excess of $100,000,000.

          Fiduciary Management, Inc. will be contractually obligated to make these reimbursements until October 15, 2003. Thereafter, Fiduciary Management, Inc. may in its sole discretion voluntarily agree to reimburse expenses of the FMI Provident Trust Strategy Fund.


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          c.  At the Special Meeting, the shareholders approved changing the FMI
     Provident Trust Strategy Fund's classification from "diversified" to "non-diversified." This means that FMI Provident Trust Strategy Fund is able to invest in fewer securities than a diversified fund, and its investment in any one issuer is subject only to certain limitations of the Internal Revenue Code (see below). The change in classification became effective immediately after the Special Meeting.

          The diversification requirements of the Internal Revenue Code to which FMI Provident Trust Strategy Fund is subject include a "50% test" and a "25% test." The 50% test requires that at the end of each quarter of the FMI Provident Trust Strategy Fund's taxable year, at least 50% of the value of the FMI Provident Trust Strategy Fund's total assets be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities. For this purpose, "other securities" do not include investments in the securities of any one issuer that represent more than 5% of the value of the FMI Provident Trust Strategy Fund's total assets or more than 10% of the issuer's outstanding voting securities. The 25% test requires that at the end of each quarter of the FMI Provident Trust Strategy Fund's taxable year, not more than 25% of FMI Provident Trust Strategy Fund's total assets be invested in the securities of any one issuer, except for the securities of the U.S. government or other regulated investment companies.

          The FMI Provident Trust Strategy Fund's investment restriction concerning diversification now reads as follows:

               "5. None of the Funds will purchase securities of any issuer (other than the United States or an agency or instrumentality of the United States) if, as a result of such purchase, such Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of such Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the assets of each of the Emerging Growth Fund, the Small Capitalization Value Fund and the Contrarian Value Fund may be invested without regard to these limitations and except that up to 50% of the assets of the Strategy Fund [FMI Provident Trust Strategy Fund] may be invested without regard to these limitations."

                                      * * *

     Shareholders who have questions concerning the Fund should call 1-800-811-5311 or write to the Company at 225 East Mason Street, Milwaukee, Wisconsin 53202, Attention: Corporate Secretary, or by calling 1-800-811-5311.



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